UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2018

Connecticut Water Service, Inc.

(Exact Name of Registrant as Specified in its Charter)

Connecticut	0-8084	06-0739839
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

93 West Main Street

Clinton, CT 06413

(Address of principal executive offices, including zip code)

860-669-8636

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On August 5, 2018, Connecticut Water Service, Inc., a Connecticut corporation (the “Company”), SJW Group, a Delaware corporation (“SJW Group”) and Hydro Sub, Inc., a Connecticut corporation and a direct wholly owned subsidiary of SJW Group (“Merger Sub”), entered into the Second Amended and Restated Agreement and Plan of Merger (the “Revised Merger Agreement”). The Revised Merger Agreement amends and restates in its entirety the Amended and Restated Agreement and Plan of Merger (the “First Amended and Restated Merger Agreement”), dated as of May 30, 2018, by and among the Company, SJW Group and Merger Sub, which amended and restated in its entirety the Agreement and Plan of Merger (the “Original Merger Agreement”), dated as of March 14, 2018, by and among the Company, SJW Group and Merger Sub.

The Merger.

The Revised Merger Agreement provides that, among other things, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of SJW Group. Subject to the terms and conditions of the Revised Merger Agreement, at the time at which the Merger becomes effective (the “Effective Time”), each share of common stock, without par value, of the Company (each, a “CTWS Common Share”), other than CTWS Common Shares directly or indirectly owned by the Company, SJW Group, Merger Sub or any of their respective subsidiaries (in each case, other than any CTWS Common Shares held on behalf of third parties), issued and outstanding immediately prior to the Effective Time, will be automatically converted into the right to receive an amount in cash equal to $70.00 per share, payable without interest (the “Merger Consideration”) to the holder of each CTWS Common Share.

Effect on Company Equity Awards.

Under the Revised Merger Agreement, all outstanding CTWS Performance Share Units (“PSUs”) granted prior to the date of the Original Merger Agreement will become vested as to a number of PSUs determined by calculating actual performance of the performance goals up to the Effective Time (as may be adjusted to eliminate the impact of any non-recurring costs and expenses associated with the Merger), and each such PSU that becomes so vested will be cancelled and converted into the right to receive the Merger Consideration. All outstanding PSUs granted on or after the date of the Original Merger Agreement will be assumed by SJW Group and converted into a time-based vesting award based on the target number of PSUs that was subject to each applicable PSU award immediately prior to the closing of the Merger. SJW Group will assume all outstanding CTWS Restricted Share Units (“RSUs”) and such RSUs will be converted into SJW Group restricted share units. All outstanding CTWS Performance Cash Units (“PCUs”) granted prior to the date of the Original Merger Agreement will become vested as to a number of PCUs determined by calculating actual performance of the performance goals up to the Effective Time (as may be adjusted to eliminate the impact of any non-recurring costs and expenses associated with the Merger), and each such PCU that becomes so vested will be cancelled and converted into the right to receive the Merger Consideration. All outstanding PCUs granted on or after the date of the Original Merger Agreement will be assumed by SJW Group and converted into a time-based vesting cash award based on the target number of PCUs that was subject to each applicable PCU award immediately prior to the closing of the Merger. All outstanding and unvested CTWS Restricted Shares (“RS Awards”) granted on or after the date of the Original Merger Agreement will be converted into a time-based award covering a number of restricted shares of SJW Group based on the target number of restricted shares under each applicable RS Award immediately prior to the closing of the Merger. SJW Group will assume all outstanding CTWS Deferred Share Units (“DSUs”) and such DSUs will be converted into SJW Group deferred share units.

Conditions to the Merger.

Consummation of the Merger is no longer subject to approval by SJW Group’s stockholders, but is still subject to customary conditions, including, without limitation: approval of the Revised Merger Agreement by the Company’s shareholders; receipt of certain governmental approvals, including the approval of the Maine Public Utilities

Commission and the Connecticut Public Utilities Regulatory Authority, and pre-approvals of any license transfers from the Federal Communications Commission; the absence of any law or judgment prohibiting the consummation of the Merger; the accuracy of the representations and warranties of the parties (subject to customary materiality qualifiers); each party’s performance in all material respects of its obligations contained in the Revised Merger Agreement; and the absence of any material adverse effect on the Company since the date of the Original Merger Agreement, which has not been ameliorated or cured. The required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder, was terminated early on April 27, 2018.

Termination Rights.

The Revised Merger Agreement retains certain termination rights from the First Amended and Restated Merger Agreement and contains certain other customary termination rights for the Company and SJW Group, including, without limitation, if the Merger is not consummated on or before May 5, 2019, subject to two automatic three-month extensions up to November 5, 2019 if needed to satisfy the governmental approvals condition. Upon termination of the Revised Merger Agreement under specified circumstances, including a change in the recommendation of the Company’s board of directors, the termination by the Company in order to accept a superior proposal with respect to an alternative transaction, or, in certain circumstances, as a result of a material breach of the Company’s non-solicitation obligations, the Company will be required to pay SJW Group a cash termination fee of $28.1 million. Upon termination of the Revised Merger Agreement under specified circumstances, including the termination by SJW Group in order to accept a superior proposal with respect to an alternative transaction, or, in certain circumstances, as a result of a material breach of SJW Group’s non-solicitation obligations, SJW Group will be required to pay the Company a cash termination fee of $42.5 million. In addition, upon termination of the Revised Merger Agreement as a result of the Company’s failure to obtain the approval of its shareholders, the Company will be required to reimburse SJW Group for all the documented out-of-pocket fees and expenses incurred by such party or its affiliates in connection with the Revised Merger Agreement up to a maximum of $5 million. In addition, upon termination of the Revised Merger Agreement due to failure of certain closing conditions as a result of actions by the California Public Utilities Commission, SJW Group will be required to reimburse the Company for all the documented out-of-pocket fees and expenses incurred by such party or its affiliates in connection with the Revised Merger Agreement up to a maximum of $5 million, and, if, under certain circumstances, within 15 months of such termination SJW Group enters into a definitive contract to consummate an alternative proposal or an alternative proposal is consummated, SJW Group will pay the Company the $42.5 million termination fee.

Post-Closing Governance.

The Revised Merger Agreement provides that, upon consummation of the Merger, SJW Group’s board of directors will be expanded by two seats with the two new vacancies to be filled by two current Company directors to be selected by SJW Group. SJW Group expects that the New England Region will continue to be led by members of the Company’s existing management team.

Representations, Warranties and Covenants.

The Company, SJW Group and Merger Sub have each made customary representations, warranties and covenants in the Revised Merger Agreement, including customary financing-related representations and standard marketing period provisions and covenants not to solicit alternative transactions and, subject to certain exceptions, not to participate in discussions or negotiations regarding, or furnish non-public information in connection with, a proposal or offer with respect to an alternative transaction. Until the Effective Time, the Company has agreed to operate its business in the ordinary course of business consistent with past practice in all material respects and has agreed to certain other restrictive covenants.

The Revised Merger Agreement and the above description of the Revised Merger Agreement have been included to provide investors with information regarding the terms of the Revised Merger Agreement. It is not intended to provide any other factual information about the Company, SJW Group or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Revised Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Revised Merger Agreement and may be subject to limitations agreed upon by the parties in connection with negotiating the terms of the Revised Merger Agreement, the First Amended and Restated Merger Agreement and the Original Merger Agreement including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them. In addition, certain representations, warranties and covenants may be subject to a contractual standard of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Revised Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company or SJW Group. The Revised Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties that is or will be contained in, or incorporated by reference into, the Forms 10-K, the Forms 10-Q, the proxy statement to be filed by the Company in connection with the Merger, and other documents that the parties file with the U.S. Securities and Exchange Commission (the “SEC”). Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, SJW Group or any of their respective subsidiaries, affiliates or businesses.

The foregoing description of the Revised Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Revised Merger Agreement, a copy of which is attached hereto as Exhibit 2.1, and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On August 6, 2018, the Company and SJW Group issued a joint press release announcing their entry into the Revised Merger Agreement, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference. The Company and SJW Group also distributed an investor presentation and an infographic with respect to the proposed transaction contemplated by the Revised Merger Agreement, copies of which are attached hereto as Exhibit 99.2 and Exhibit 99.3, respectively, and incorporated herein by reference.

The information under this Item 7.01 of this current report on Form 8-K, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 attached hereto, is being furnished and, as a result, such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Some of these forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “strategy,” or “anticipates,” or the negative of those words or other comparable terminology.

The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but not limited to, the following factors: (1) the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approval from the shareholders of the Company for the transaction is not obtained; (2) the risk that the regulatory approvals required for the transaction are not obtained, on the terms expected or on the anticipated schedule; (3) the effect of water, utility, environmental and other governmental policies and regulations; (4) litigation relating to the transaction; (5) the ability of the parties to the transaction to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; (6) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction agreement between the parties to the proposed transaction; (7) changes in demand for water and other products and services of the Company; (8) unanticipated weather conditions; (9) catastrophic events such as fires, earthquakes, explosions, floods, ice storms, tornadoes, terrorist acts, physical attacks, cyber attacks, or other similar occurrences that could adversely affect the Company’s facilities, operations, financial condition, results of operations, and reputation; (10) risks that the proposed transaction disrupts the current plans and operations of the Company; (11) potential difficulties in employee retention as a result of the proposed transaction; (12) unexpected costs, charges or expenses resulting from the transaction; (13) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results, and business generally, including, without limitation, competitive responses to the proposed transaction; (14) risks related to diverting management’s attention from ongoing business operations of the Company; (15) the trading price of the Company’s common stock; and (16) legislative and economic developments.

In addition, actual results are subject to other risks and uncertainties that relate more broadly to the Company’s overall business and financial condition, including those more fully described in the Company’s filings with the SEC, including, without limitation, its annual report on Form 10-K for the fiscal year ended December 31, 2017. Forward-looking statements are not guarantees of performance, and speak only as of the date made, and neither the Company nor its management undertakes any obligation to update or revise any forward-looking statements except as required by law.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by SJW Group. In connection with the proposed transaction, SJW Group and the Company intend to file relevant materials with the SEC, including the Company’s proxy statement on Schedule 14A. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and the Company’s shareholders will receive information at an appropriate time on how to obtain transaction-related documents free of charge from the Company. Such documents are not currently available.

Participants in Solicitation

SJW Group and its directors and executive officers, and the Company and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of the Company’s common stock in respect of the proposed transaction. Information about the directors and executive officers of SJW Group is set forth in the proxy statement for SJW Group’s 2018 Annual Meeting of Stockholders, which was filed with the SEC on March 6, 2018. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2018 Annual Meeting of Shareholders, which was filed with the SEC on April 6, 2018. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition when it becomes available.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description of Document

2.1	Second Amended and Restated Agreement and Plan of Merger, dated as of August 5, 2018, by and among the Company, SJW Group and Merger Sub *

99.1	Joint Press Release, dated August 6, 2018 issued by the Company and SJW Group

99.2	Investor Presentation, dated August 6, 2018

99.3	Infographic, dated August 6, 2018

*

Pursuant to Item 601(b)(2) of Regulation S-K, certain exhibits and schedules have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNECTICUT WATER SERVICE, INC.

Date: August 6, 2018	/s/ David C. Benoit
David C. Benoit President and Chief Executive Officer